                                                                     Exhibit 4.1


                                 [HILTON - LOGO]

                               Hotels Corporation
HILTON HOTELS CORPORATION
ID:   36-2058176
                        NOTICE OF GRANT OF STOCK OPTIONS
                               AND GRANT AGREEMENT



This Incentive Stock Option Agreement (the "Agreement") is made as of __________ between HILTON HOTELS CORPORATION (the "Company"), and ____________("Optionee").

You have been granted options to buy HILTON HOTELS CORPORATION Common Stock as follows:

          Non-Qualified Stock Option Grant No.:
          Date of Grant:
          Stock Option Plan:                      96 Plan
          Option Price per Share:
          Total Number of Shares Granted:
          Total Price of Shares Granted:

EXERCISABILITY OF OPTION. The Option is exercisable in while or in part from time to time during its term, except that the shall not be exercisable until such Option or portion thereof shall become fully vested in the Participant.

The Shares of the Common Stock received upon exercise of the option shall be vested and exercisable only in accordance with the following schedule:

          SHARES         VESTING DATE        EXPIRATION DATE
          ------         ------------        ---------------



- --------------------------------------------------------------------------------
By your signature and Hilton's signature below, you and Hilton agree that these options are granted under and governed by the terms and conditions of Hilton's Stock Option Plans, as amended, all of which are attached and made a part of this document.
- --------------------------------------------------------------------------------

HILTON HOTELS CORPORATION                    OPTIONEE



By: /s/ Stephen F. Bollenbach           By:
   ---------------------------             ---------------------------
     STEPHEN F. BOLLENBACH


Date:                                   Date:
     -------------------------               -------------------------


                               WORLD HEADQUARTERS
9336 Civic Center Drive, Beverly Hills, California 90210  Telephone 310-278-4321
                           Reservations 1-800-HILTONS

                                                                       EXHIBIT A

                           HILTON HOTELS CORPORATION
                           1996 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS

    The purpose of the Plan is to give the Corporation a competitive advantage in attracting, retaining and motivating officers and employees and to provide the Corporation and its subsidiaries with a stock plan providing incentives more directly linked to the profitability of the Corporation's businesses and increases in shareholder value.

    For purposes of the Plan, the following terms are defined as set forth below:

       a. "AFFILIATE" means a corporation or other entity controlled by the Corporation and designated by the Committee from time to time as such.

       b.  "AWARD" means a Stock Appreciation Right or a Stock Option.

       c.  "BOARD" means the Board of Directors of the Corporation.

       d. "CHANGE IN CONTROL" and "CHANGE IN CONTROL PRICE" have the meanings set forth in Sections 7(b) and (c), respectively.

       e. "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

       f. "COMMISSION" means the Securities and Exchange Commission or any successor agency.

       g.  "COMMITTEE" means the Committee referred to in Section 2.

       h. "COMMON STOCK" means common stock, par value $2.50 per share, of the Corporation.

       i.  "CORPORATION"   means   Hilton   Hotels   Corporation,   a   Delaware
           corporation.

       j. "DISABILITY" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

       k. "DISINTERESTED PERSON" means a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3(c)(2), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

       l.  "RETIREMENT"  means  retirement  from  active  employment  with   the
           Corporation, a subsidiary or Affiliate at or after age 62.

       m. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

       n. "FAIR MARKET VALUE" means, except as provided in Section 6(b)(ii)(2), as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

       o. "INCENTIVE STOCK OPTION" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of
    Section 422 of the Code.

       p. "NONQUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

       q. "PLAN" means the Hilton Hotels Corporation 1996 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

       r.  "RULE 16B-3" means Rule 16b-3, as promulgated by the Commission under
           Section 16(b) of the Exchange Act, as amended from time to time.

       s.  "STOCK APPRECIATION RIGHT" means a right granted under Section 6.

       t.  "STOCK OPTION" means an option granted under Section 5.

       u. "TERMINATION OF EMPLOYMENT" means the termination of the participant's employment with the Corporation and any subsidiary or
    Affiliate. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or an Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Corporation or another subsidiary or Affiliate. Temporary absences from employment because of illness, vacation or leave of absence and transfers among the Corporation and its subsidiaries and Affiliates shall not be considered Terminations of Employment.

    In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.  ADMINISTRATION

    The Plan shall be administered by the Stock Option Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two Disinterested Persons, each of whom shall be an "outside director" for purposes of Section 162(m)(4) of the Code, and shall be appointed by and serve at the pleasure of the Board.

    The Committee shall have authority to make recommendations to the Board of Directors as to the granting of Awards pursuant to the terms of the Plan to officers and employees of the Corporation and its subsidiaries and Affiliates.

    Among other things, the Committee shall have the authority, subject to the terms of the Plan:

        (a) To select the officers and employees to whom Awards may from time to time be granted;

        (b) Determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options and Stock Appreciation Rights or any combination thereof are to be granted hereunder;

        (c) Determine the number of shares of Common Stock to be covered by each Award granted hereunder;

        (d) Determine the terms and conditions of any Award granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Corporation or any subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

        (e) Modify, amend or adjust the terms and conditions of any Award, at any time or from time to time; and

        (f) Determine to what extent and under what circumstances Common Stock and other amounts payable with respect to an Award shall be deferred.

    The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

    The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c), (f),
(g), (h) and (i) of Section 5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

    Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and Plan participants.

SECTION 3.  COMMON STOCK SUBJECT TO PLAN

    The total number of shares of Common Stock reserved and available for grant under the Plan shall be 1,500,000. No participant may be granted Awards covering in excess of 150,000 shares of Common Stock in any calendar year. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

    If any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

    In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; PROVIDED, HOWEVER, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY

    Full-time (30 hours per week) officers and employees of the Corporation, its subsidiaries and Affiliates who are responsible for or contribute to the
management,   growth    and   profitability    of    the   business    of    the

Corporation, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan. No grant shall be made under this Plan to a director who is not an officer or a salaried employee of the Corporation, its subsidiaries or Affiliates.

SECTION 5.  STOCK OPTIONS

    Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Nonqualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    The Committee shall have the authority to grant any optionee Incentive Stock Options, Nonqualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); PROVIDED, HOWEVER, that grants hereunder are subject to the aggregate limit on grants to individual participants set forth in Section 3. Incentive Stock Options may be granted only to employees of the Corporation and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option.

    Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Nonqualified Stock Option. The grant of a Stock Option shall occur on the date a majority of the independent directors of the Corporation ratify by resolution the Committee's recommendation with respect to the individuals to be participants in any grant of a Stock Option, the number of shares of Common Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. The Corporation shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Corporation to the participant. Such agreement or agreements shall become effective upon execution by the Corporation and the participant.

    Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

       (a) OPTION PRICE. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

       (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the Stock Option is granted.

       (c) EXERCISABILITY. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

       (d) METHOD OF EXERCISE. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

        Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Committee may accept. Payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised).

        Payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

        No shares of Common Stock shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 11(a).

       (e) NONTRANSFERABILITY OF STOCK OPTIONS. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder) whether directly or indirectly or by means of a trust or partnership or otherwise, under the applicable option agreement. All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or, in the case of a Nonqualified Stock Option, its alternative payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Nonqualified Stock Option, pursuant to a qualified domestic relations order.

       (f) TERMINATION BY DEATH. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock
    Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

       (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of
    Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of six months(or such other period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

       (h) TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of
    Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement, or on such accelerated basis as the Committee may determine, for a period of two years (or such other period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that if the optionee dies within such period any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

       (i) OTHER TERMINATION. Unless otherwise determined by the Committee: (A) if an optionee incurs a Termination of Employment, all Stock Options held by such optionee shall thereupon terminate; and (B) if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement, any Stock Option held by such optionee, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised, with the consent of the Corporation, for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; PROVIDED, HOWEVER, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, if an optionee incurs a Termination of Employment at or after a Change in Control (as defined Section 7(b)), other than by reason of death, Disability or Retirement, any Stock Option held by such optionee shall be exercisable for the lesser of (1) six months and one day from the date of such Termination of Employment, and (2) the balance of such Stock Option's term. In the event of Termination of Employment, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of
    Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

       (j) CHANGE IN CONTROL CASH-OUT. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control
    (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(j) shall have been exercised; PROVIDED, HOWEVER, that if the Change in Control is within six months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act no such election shall be made by such optionee with respect to such Stock Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be cancelled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Stock Option. Notwithstanding the foregoing, if any right granted pursuant to this
    Section 5(j) would make a Change in Control transaction ineligible for pooling of interests accounting under APB No. 16 that but for this Section 5(j) would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute the cash payable pursuant to this Section 5(j) with Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

SECTION 6.  STOCK APPRECIATION RIGHTS

    (a)GRANT AND EXERCISE. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan.
In the case of a Nonqualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option.

    A Stock Appreciation Right may be exercised by an optionee in accordance with Section 6(b) by surrendering the applicable portion of the related Stock Option in accordance with procedures established by the Committee. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

    (b)TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

        (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6; PROVIDED, HOWEVER, that a Stock Appreciation Right shall not be exercisable during the first six months of its term by an optionee who is actually or potentially subject to Section 16(b) of the Exchange Act, except that this limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of the six-month period.

        (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Common Stock or both, equal in value to the excess of the Fair Market Value of one share of Common Stock over the option price per share specified in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

           In the case of Stock Appreciation Rights relating to Stock Options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act, the Committee:

               (1) May require that such Stock Appreciation Rights be exercised for cash only in accordance with the applicable "window period" provisions of Rule 16b-3; and

               (2) In the case of Stock Appreciation Rights relating to Nonqualified Stock Options, may provide that the amount to be paid in cash upon exercise of such Stock Appreciation Rights during a Rule 16b-3 "window period" shall be based on the highest of the daily means between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or other national securities exchange on which the shares are listed or on NASDAQ, as applicable, on any day during such "window period."

       (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with Section 5(e).

        (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in
    Section 3 on the number of shares of Common Stock to be issued under the Plan, but only to the extent of the number of shares covered by the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

SECTION 7.  CHANGE IN CONTROL PROVISIONS

    (a)IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Stock Options and
Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant; PROVIDED, HOWEVER, that in the case of the holder of Stock Appreciation Rights who is actually subject to Section 16(b) of the Exchange Act, such Stock Appreciation Rights shall have been outstanding for at least six months at the date such Change in control is determined to have occurred.

    (b)DEFINITION OF CHANGE IN CONTROL. For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

        (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities")(a "Control Purchase"); excluding, however, the following: (1) Any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) Any acquisition by the Corporation,

    (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (4) Any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 7(b), or (5) Any acquisition by Barron Hilton, the Charitable Remainder Unitrust created by Barron Hilton to receive shares from the Estate of Conrad N. Hilton, or the Conrad N. Hilton Fund; or

        (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, for purposes of this Section 7(b), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, PROVIDED FURTHER, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board (a "Board Change"); or

       (iii) The approval by the shareholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction"); excluding however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (other than the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

        (iv) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

    (c)CHANGE IN CONTROL PRICE. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change in Control or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; PROVIDED, HOWEVER, that (x) in the case of a Stock Option which (A) is held by an optionee who is an officer or director of the Corporation and is subject to Section 16(b) of the Exchange Act and (B) was granted within 240 days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Common Stock on the date such Stock Option is exercised or deemed exercised and (y) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 8.  TERM, AMENDMENT AND TERMINATION

    The Plan will terminate ten years after the effective date of the Plan. Under the Plan, Awards outstanding as of such date shall not be affected or impaired by the termination of the Plan.

    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's shareholders to the extent such approval is required by law or agreement.

    The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3.

    Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 9.  UNFUNDED STATUS OF PLAN

    It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; PROVIDED, HOWEVER, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 10.  GENERAL PROVISIONS

    (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Corporation in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

    Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

        (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

        (2) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

        (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

    (b)  Nothing  contained in  the Plan  shall prevent  the Corporation  or any
subsidiary  or  Affiliate  from   adopting  other  or  additional   compensation
arrangements for its employees.

    (c) Adoption of the Plan shall not confer upon any employee any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any subsidiary or Affiliate to terminate the employment of any employee at any time.

    (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

    (e) The Committee shall establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

    (f) In the case of a grant of an Award to any employee of a subsidiary of the Corporation, the Corporation may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares of Common Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

    (g) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 11.  EFFECTIVE DATE OF PLAN

    The Plan shall be effective as of January 18, 1996, provided that it is approved and adopted by at least a majority of the shares voted of Common Stock of the Corporation within 12 months after such date.

                                                                       EXHIBIT B

                           HILTON HOTELS CORPORATION
                   1996 CHIEF EXECUTIVE STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS

    The purpose of the Plan is to give the Corporation a competitive advantage by attracting, retaining and motivating a Chief Executive Officer ("CEO") and to link the CEO's interests more directly to the profitability of the Corporation's businesses and increases in shareholder value.

    For purposes of the Plan, the following terms are defined as set forth below:

       a. "AFFILIATE" means a corporation or other entity controlled by the Corporation and designated by the Committee from time to time as such.

       b.  "BOARD" means the Board of Directors of the Corporation.

       c. "CHANGE OF CONTROL" and "CHANGE OF CONTROL PRICE" have the meanings set forth in Sections 6(b) and (c), respectively.

       d. "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

       e. "COMMISSION" means the Securities and Exchange Commission or any successor agency.

       f.  "COMMITTEE" means the Committee referred to in Section 2.

       g. "COMMON STOCK" means common stock, par value $2.50 per share, of the Corporation.

       h.  "CORPORATION"   means   Hilton   Hotels   Corporation,   a   Delaware
           corporation.

       i. "DISABILITY" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

       j. "DISINTERESTED PERSON" means a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3(c)(2), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission.

       k. "EMPLOYMENT AGREEMENT" means the Employment Agreement by and between Hilton Hotels Corporation and Stephen F. Bollenbach dated as of the
    1st day of February 1996.

       l. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

       m. "FAIR MARKET VALUE" means, except as provided in Section 5(g), as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

       n. "PLAN" means the Hilton Hotels Corporation 1996 Chief Executive Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

       o.  "RULE 16B-3" means Rule 16b-3, as promulgated by the Commission under
           Section 16(b) of the Exchange Act, as amended from time to time.

       p.  "STOCK OPTION" means an option granted under Section 5.

       q. "TERMINATION OF EMPLOYMENT" means the termination of the CEO's employment with the Corporation and any subsidiary or Affiliate.
    Temporary absences from employment because of illness, vacation or leave of absence shall not be considered Terminations of Employment.

    In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.  ADMINISTRATION

    The Plan shall be administered by the Stock Option Committee or such other committee of the Board as the Board may from time to time designate (the "Committee"), which shall be composed of not less than two Disinterested Persons, each of whom shall be an "outside director" for purposes of Section 162(m)(4) of the Code, and shall be appointed by and serve at the pleasure of the Board.

    The Committee shall have plenary authority to grant Stock Options pursuant to the terms of the Plan to the CEO.

    Among other things, the Committee shall have the authority, subject to the terms of the Plan, to:

        (a) Recommend to the Board of Directors whether and to what extent Stock Options are to be granted hereunder;

        (b) Determine the number of shares of Common Stock to be covered by each Stock Option granted hereunder;

        (c) Determine the terms and conditions of any Stock Option granted hereunder (including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the optionee or the Corporation) and any vesting acceleration or forfeiture waiver regarding any Stock Option and the shares of Common Stock relating thereto, based on such factors as the Committee shall determine;

        (d) Modify, amend or adjust the terms and conditions of any Stock Option, at any time or from time to time; and

        (e) Determine to what extent and under what circumstances Common Stock and other amounts payable with respect to a Stock Option shall be deferred.

    The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Stock Option issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

    The Committee may act only by a majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Corporation the authority to make decisions pursuant to paragraphs (c) and (f) of Section 5 (provided that no such delegation may be made that would cause Stock Options or other transactions under the Plan to cease to be exempt from
Section 16(b) of the Exchange Act) and (ii) authorize any one or more of their number or any officer of the Corporation to execute and deliver documents on behalf of the Committee.

    Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Stock Option shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Stock Option or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Corporation and the CEO.

SECTION 3.  COMMON STOCK SUBJECT TO PLAN

    The total number of shares of Common Stock reserved and available for grant under the Plan shall be 1,500,000. The CEO may not be granted Stock Options covering in excess of 1,500,000 shares of Common Stock in any calendar year. Shares subject to a Stock Option under the Plan may be authorized and unissued shares or may be treasury shares.

    If any Stock Option terminates without being exercised, shares subject to such Stock Option shall again be available for distribution in connection with Stock Options under the Plan.

    In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options, in the number and kind of shares subject to other outstanding Stock Options granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; PROVIDED, HOWEVER, that the number of shares subject to any Stock Option shall always be a whole number.

SECTION 4.  ELIGIBILITY

    Only the CEO is eligible to be granted Stock Options under the Plan.

SECTION 5.  STOCK OPTIONS

    Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

    The Committee shall have the authority to grant the CEO Stock Options, PROVIDED, HOWEVER, that grants hereunder are subject to the aggregate annual limit on grants set forth in Section 3. Stock Options shall be evidenced by option agreements, the form, terms and provisions of which may differ. The grant of a Stock Option shall occur on the date (the "Grant Date") a majority of the independent directors of the Corporation ratify by resolution the Committee's recommendation with respect to the numbers of shares of Common Stock to be subject to such Stock Option and the terms and provisions of the Stock Option.

    Unless the Committee shall determine otherwise, Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

       (a) OPTION PRICE. The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the Employment Agreement.

       (b) OPTION TERM. The term of each Stock Option shall be fixed by the Committee.

       (c) EXERCISABILITY. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

       (d) METHOD OF EXERCISE. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Corporation specifying the number of shares of Common Stock subject to the Stock Option to be purchased.

        Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Committee may accept. If approved by the Committee, payment, in full or in part, may also be made in the form of unrestricted Common Stock already owned by the optionee of the same class as the Common Stock subject to the Stock Option (based on the Fair Market Value of the Common Stock on the date the Stock Option is exercised).

        Payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Corporation, together with a copy of irrevocable instructions to a broker to deliver promptly to the Corporation the amount of sale or loan proceeds to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Corporation may enter into agreements for coordinated procedures with one or more brokerage firms.

        No shares of Common Stock shall be issued until full payment therefor has been made. The optionee shall have all of the rights of a shareholder of the Corporation holding the class or series of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise and has paid in full for such shares.

       (e) NONTRANSFERABILITY OF STOCK OPTIONS. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution; or (ii) pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. All Stock Options shall be exercisable, subject to the terms of this Plan, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or its alternative payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee and any person to whom an option is transferred by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

       (f) TERMINATION. Unless otherwise determined by the Committee and subject to the terms of the Employment Agreement, if the optionee's employment terminates for any reason prior to the fifth anniversary of the Grant Date, any Stock Option held by the optionee, to the extent such option has become exercisable on or before the date of such termination (including without limitation, any portion that becomes exercisable because of such termination) shall remain exercisable until the earlier to occur of (x) the first anniversary of such date of termination or (y) the fifth anniversary of the Grant Date.

       (g) CASHING OUT OF STOCK OPTION. On receipt of written notice of exercise, the Committee may elect to cash out all or part of the portion of the shares of Common Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Common Stock, equal to the excess of the Fair Market Value of the Common Stock over the option price times the number of shares of Common Stock for which the Option is being exercised on the effective date of such cash-out.

        Cash-outs pursuant to this Section 5(g) shall comply with the "window period" provisions of Rule 16b-3, to the extent applicable, and the Committee may determine Fair Market Value based on the highest and lowest reported sales prices of the Common Stock on the New York Stock Exchange or other national securities exchange on which the shares are listed or on NASDAQ, as applicable, on any day during such "window period".

       (h) CHANGE OF CONTROL CASH-OUT. The Committee may, but need not, determine at the time of grant that, during the 60-day period from and after a Change of Control (the "Exercise Period"), the optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Stock Option and by giving notice to the Corporation, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Corporation and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change of Control Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Stock Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Stock Option as to which the right granted under this Section 5(h) shall have been exercised; PROVIDED, HOWEVER, that if the Change of Control is within six months of the date of grant of a particular Stock Option, no such election shall be made by the optionee with respect to such Stock Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change of Control is within six months of the date of grant of a Stock Option, such Stock Option shall be canceled in exchange for a cash payment to the optionee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Stock Option. Notwithstanding the foregoing, if any right granted pursuant to this Section 5(h) would make a Change of Control transaction ineligible for pooling of interests accounting under APB No. 16 that but for this
    Section 5(h) would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute the cash payable pursuant to this Section 5(h) with Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

SECTION 6.  CHANGE OF CONTROL PROVISIONS

    (a)IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise, in the event of a Change of Control, any Stock Options outstanding as of the date such Change of Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant.

    (b)DEFINITION OF CHANGE OF CONTROL. For purposes of the Plan, a "Change of Control" shall mean the happening of any of the following events:

        (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (1) the then outstanding shares of common stock of the Corporation (the "Outstanding Corporation Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities")(a "Control Purchase"); excluding, however, the following: (1) Any acquisition directly from the Corporation, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Corporation, (2) Any acquisition by the Corporation, (3) Any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation, (4) Any acquisition by any corporation pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this Section 6(b), or (5) Any acquisition by Barron Hilton, the Charitable Remainder Unitrust created by Barron Hilton to receive shares from the Estate of Conrad N. Hilton, or the Conrad N. Hilton Fund (together, the "Hilton Interests"); or

        (ii) A change in the composition of the Board such that the individuals who, as of the effective date of the Plan, constitute the Board (such Board shall be herein after referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, for purposes of this Section 6(b), that any individual who becomes a member of the Board subsequent to the effective date of the Plan, whose election, or nomination for election by the Corporation's shareholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, PROVIDED FURTHER, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board (a "Board Change"); or

       (iii) The approval by the shareholders of the Corporation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation ("Corporate Transaction"); excluding however, such a Corporate Transaction pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (2) no Person (other than the Hilton Interests, the Corporation, any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (3) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or

        (iv) The approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

    (c)CHANGE OF CONTROL PRICE. For purposes of the Plan, "Change of Control Price" means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Change of Control or (ii) if the Change of Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price per share of Common Stock paid in such tender or exchange offer or Corporate Transaction; PROVIDED, HOWEVER, that in the case of a Stock Option which (A) is held by an optionee who is an officer or director of the Corporation and is subject to
Section 16(b) of the Exchange Act and (B) was granted within 240 days of the Change of Control, then the Change of Control Price for such Stock Option shall be the Fair Market Value of the Common Stock on the date such Stock Option is exercised or deemed exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other noncash consideration, the value of such securities or other noncash consideration shall be determined in the sole discretion of the Board.

SECTION 7.  TERM, AMENDMENT AND TERMINATION

    The Plan will terminate five years after the effective date of the Plan. Under the Plan, Stock Options outstanding as of such date shall not be affected or impaired by the termination of the Plan.

    The Board may amend, alter, or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of the optionee under a Stock Option theretofore granted without the optionee's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3. In addition, no such amendment shall be made without the approval of the Corporation's shareholders to the extent such approval is required by law or agreement.

    The Committee may amend the terms of any Stock Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of the holder without the holder's consent except such an amendment made to cause the Plan or Stock Option to qualify for the exemption provided by Rule 16b-3.

    Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Stock Options which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 8.  UNFUNDED STATUS OF PLAN

    It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; PROVIDED, HOWEVER, that unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 9.  GENERAL PROVISIONS

    (a) Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Corporation shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

        (1) Listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Common Stock;

        (2) Any registration or other qualification of such shares of the Corporation under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

        (3) Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

    (b)  Nothing  contained in  the Plan  shall prevent  the Corporation  or any
subsidiary  or  Affiliate  from   adopting  other  or  additional   compensation
arrangements for its employees.

    (c) Adoption of the Plan shall not confer upon the CEO any right to continued employment, nor shall it interfere in any way with the right of the Corporation or any subsidiary or Affiliate to terminate the employment of the CEO at any time.

    (d) No later than the date as of which an amount first becomes includible in the gross income of the CEO for federal income tax purposes with respect to any Stock Option under the Plan, the CEO shall pay to the Corporation, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Corporation, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Stock Option that gives rise to the withholding requirement. The obligations of the Corporation under the Plan shall be conditional on such payment or arrangements, and the Corporation and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the optionee. The Committee may establish such procedures as it deems appropriate, including making irrevocable elections, for the settlement of withholding obligations with Common Stock.

    (e) The Committee shall establish such procedures as it deems appropriate for the CEO to designate a beneficiary to whom any amounts payable in the event of the CEO's death are to be paid or by whom any rights of the CEO, after the CEO's death, may be exercised.

    (f) The Plan and all Stock Options made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 10.  EFFECTIVE DATE OF PLAN

    The Plan shall be effective as of February 1, 1996, provided that it is approved and adopted by at least a majority of the shares of Common Stock of the Corporation voting at its annual meeting scheduled to be held on May 9, 1996.